Exhibit 99.1

Blue Acquisition Corp. Announces Postponement of the Extraordinary General Meeting to Approve the Proposed Business Combination with Blockfusion USA, Inc.

NEWPORT BEACH, California, Nov. 13, 2026 (GLOBE NEWSWIRE) -- Blue Acquisition Corp. (“Blue,” or the “Company”) (NASDAQ: BACC) announced today that it has postponed until further announcement the date of the extraordinary general meeting of the Company’s shareholders (the “Meeting”) to approve its proposed business combination (the “Business Combination”) with Blockfusion USA, Inc. (“Blockfusion”) that had been scheduled for 10:00 a.m. Eastern Time on November 17, 2026. At the Meeting, the shareholders will vote on the proposals set forth in Blue’s proxy statement/prospectus dated October 22, 2026 and filed with the Securities and Exchange Commission (the “SEC”) to approve the Business Combination with Blockfusion and related proposals described therein (collectively, the “Proposals”).

The Company intends to schedule a new date for the postponed Meeting as soon as practicable. The Company will issue a separate press release to announce the new Meeting date at least two business days before the new Meeting date. Shareholders may continue to submit redemption requests prior to 5:00 p.m., Eastern Time on the date that is two business days prior to the postponed Meeting.

The record date for the Meeting remains the close of business on October 15, 2026 (the “Record Date”). Shareholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the Record Date can vote, even if they have subsequently sold their shares.

The Blue board of directors and management respectfully request all Blue shareholders as of the Record Date to please vote and send their proxies as soon as possible.

No changes have been made to the Proposals to be voted on by shareholders at the postponed Meeting.

BLUE STRONGLY ADVISES ALL ITS SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER PROXY MATERIALS RELATING TO THE MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC WEBSITE AT WWW.SEC.GOV. In addition, copies of the proxy statement/prospectus and other documents may be obtained free of charge by directing a written request to:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Individuals call toll-free: 1-877-870-8565
Brokers call: 1-206-870-8565
Email: ksmith@advantageproxy.com

Voting Instructions

All Blue shareholders as of the Record Date can vote, even if they have subsequently sold their shares, and Blue encourages its shareholders to do so before 11:59 p.m. Eastern Time on the day prior to the new Meeting date. Shareholders are reminded that their votes are extremely important and are urged to complete, sign, date and mail their proxy card at their earliest convenience. Shareholders may also vote by telephone or via the Internet by following the instructions printed on the proxy card.

Redemption Rights

Blue shareholders electing to exercise their redemption rights are advised to review and comply with the provisions with respect thereto in the proxy statement/prospectus.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST: (1) IF YOU HOLD BLUE CLASS A ORDINARY SHARES THROUGH BLUE PUBLIC UNITS, SEPARATE YOUR UNITS INTO THE UNDERLYING BLUE CLASS A ORDINARY SHARES AND PUBLIC SHARE RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES; (2) SUBMIT A WRITTEN REQUEST, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE PUBLIC SHARES FOR WHICH REDEMPTION IS REQUESTED, TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE DATE OF THE MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH; AND (3) DELIVER YOUR SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE, IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS. IF THE BUSINESS COMBINATION IS NOT CONSUMMATED, THEN THE PUBLIC SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “THE BLUE EXTRAORDINARY GENERAL MEETING — REDEMPTION RIGHTS” IN THE PROXY STATEMENT/PROSPECTUS FOR MORE SPECIFIC INSTRUCTIONS.

About Blockfusion

Blockfusion is a next-generation developer of high performance compute (“HPC”) and artificial intelligence (“AI”) infrastructure, delivering scalable, energy-efficient compute capacity to hyperscale and AI customers. Its flagship campus in Niagara Falls, New York, is anchored by access to low-cost hydroelectric power and a large-scale grid interconnection.

About Blue

Blue Acquisition Corp. is a blank check company formed in the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

Blockfusion Digital Infrastructure, Inc. (“Pubco”), as registrant, and Blockfusion, as co-registrant, filed with the SEC a Registration Statement on Form S-4 (as amended or supplemented from time to time, the “Registration Statement”), which includes a preliminary proxy statement of Blue and a prospectus in connection with the extraordinary general meeting of Blue’s shareholders to approve the Business Combination. The Registration Statement was declared effective by the SEC on October 22, 2026. The definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) of Blue was mailed to shareholders of Blue as of October 15, 2026, the record date established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. Blue, Blockfusion and/or Pubco will also file other documents regarding the Business Combination with the SEC. This communication does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF BLUE AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH BLUE’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT BLUE, BLOCKFUSION, PUBCO AND THE BUSINESS COMBINATION. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Blue and Pubco, without charge, as available, on the SEC’s website at www.sec.gov or by directing a request to: Blue Acquisition Corp., 1601 Anita Lane, Newport Beach CA, 92660; or upon written request to Blockfusion Digital Infrastructure, Inc. at 447 Broadway, 2nd Floor, #538, New York, NY 10013, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in Solicitation

Blue, Blockfusion, Pubco and their respective directors, executive officers, certain of their equity holders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Blue’s shareholders in connection with the Business Combination. A list of the names of such persons, and information regarding their interests in the Business Combination and their ownership of Blue’s securities are contained in Blue’s filings with the SEC, including the final prospectus for Blue’s initial public offering filed with the SEC on June 13, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Blue’s shareholders in connection with the Business Combination, including the names and interests of Blockfusion’s and Pubco’s respective directors or managers and executive officers, is set forth in the Registration Statement, which includes the Proxy Statement/Prospectus. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Blue, Blockfusion or Pubco, or any commodity or instrument or related derivative of Blue or Pubco, nor shall there be any sale of any such securities, commodities, instruments or related derivatives in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities, commodities, instruments or derivatives shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Business Combination involving Pubco, Blockfusion, and Blue, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Blockfusion, Pubco, Blue and the Business Combination, statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets that may be held by Blockfusion and Pubco and the value thereof, Pubco’s listing on any securities exchange, the anticipated business of Pubco, plans and use of proceeds, objectives of management for future operations of Pubco, the upside potential and opportunity for investors, Pubco’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Blue’s public shareholders, and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Blue’s securities; the risk that the Business Combination may not be completed by Blue’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Blue’s shareholders; failure to realize the anticipated benefits of the Business Combination; the level of redemptions of Blue’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or impair the ability to maintain the quotation, listing, or trading of the Class A ordinary shares of Blue or the shares of Pubco Class A Common Stock to be listed in connection with the Business Combination; the insufficiency of the third-party fairness opinion for the board of directors of Blue in determining whether or not to pursue the Business Combination; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after the Closing of the Business Combination; risks associated with Blue, Blockfusion and Pubco’s ability to consummate the Business Combination timely or at all, including in connection with potential regulatory delays or impediments, costs related to the Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory, tax and technical uncertainty regarding bitcoin and other cryptocurrencies; risks related to the ability of Blockfusion and Pubco to execute their business plans; the risk that demand for data center and HPC infrastructure decreases; challenges in implementing Pubco’s business plan and proposed transition to an HPC and AI workload data center due to operational and other challenges, significant competition and regulation; risks associated with the possibility of Pubco being considered to be a “shell company” by any stock exchange on which Pubco Class A Common Stock will be listed or by the SEC, which may impact Pubco’s ability to list Pubco Class A Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, which could impact materially the time, cost and ability of Pubco to raise capital after the Closing of the Business Combination; the outcome of any potential legal proceedings that may be instituted against Pubco, Blockfusion, Blue or others in connection with or following announcement of the Business Combination; the dilutive effects on shareholders of the issuances of securities in connection with the proposed Business Combination and associated financing transactions; and those risk factors discussed in documents that Pubco and/or Blue filed, or that will be filed, including those set forth in the Registration Statement filed with the SEC in connection with the Business Combination.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, Blue’s Quarterly Reports on Form 10-Q and Blue’s Annual Reports on Form 10-K that have been or will be filed by Blue from time to time, the Registration Statement filed by Pubco and Blockfusion, including the Proxy Statement/Prospectus contained therein, and other documents that have been or will be filed by Blue and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of Blue, Blockfusion or Pubco do not presently knows or that Blue, Blockfusion and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of Blue, Blockfusion, and Pubco assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Blue, Blockfusion, or Pubco gives any assurance that any of Blue, Blockfusion or Pubco will achieve their respective expectations. The inclusion of any statement in this communication does not constitute an admission by Blue, Blockfusion or Pubco or any other person that the events or circumstances described in such statement are material.

Contacts

Investor Relations and Media:

Jeff Bernstein

The JBernstein Group

jeffrey@jbgcapadvisory.com

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